                                VOTING AGREEMENT

         VOTING AGREEMENT, dated as of June __, 1997 (this "Agreement"), by and among International Post Limited, a Delaware corporation ("IPL"), Video Services Corporation, a New Jersey corporation ("Video"), and the stockholders of IPL and/or Video who are signatories hereto (the "Stockholders").

                                R E C I T A L S:
                                - - - - - - - -

         WHEREAS, IPL, Video and all of the stockholders of Video have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), relating to the merger (the "Merger") of IPL and Video;

         WHEREAS, Video and the Stockholders beneficially own in the aggregate 3,106,201 shares of the common stock, par value $.01 per share, of IPL (the "IPL Common Stock"), representing approximately 50% of the currently outstanding shares of IPL Common Stock; and

         WHEREAS, in order to induce each of IPL, Video and the stockholders of Video to enter into the Merger Agreement, the parties hereto have agreed to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Voting. Each of Video and the Stockholders agrees to vote all of his/its shares of IPL Common Stock for the approval of the Merger Agreement (in the form executed as of the date hereof, with such changes thereto as the parties hereto may agree prior to such changes), and the transactions contemplated therein (including the issuance of an aggregate of 7,011,349 shares of IPL Common Stock to Video's stockholders in exchange for their shares of Video's Common Stock, plus an additional 212,096 shares of IPL Common Stock which will replace an equal number of shares of IPL Common Stock owned by Video which will be cancelled upon the Merger, and amendments to IPL's Certificate of Incorporation changing its corporate name and increasing the number of authorized shares of IPL Common Stock), and of the 1997 Long Term Incentive Plan.

         2. Term. This Agreement shall terminate on October 15, 1997, or upon the earlier termination of the Merger Agreement in accordance with its terms.

         3. Representations, Warranties and Covenants.

              (a) Each of Video and the Stockholders hereby, severally and not jointly, represents and warrants as follows:

                   (i) Such stockholder is the beneficial owner of the shares of IPL Common Stock set forth on Schedule A hereto, free and clear of all liens, charges and encumbrances whatsoever.

                   (ii) Such stockholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such stockholder. This Agreement has been duly executed and delivered by such stockholder and constitutes the legal, valid and binding obligation of such stockholder, enforceable against such stockholder in accordance with its terms, except as may be limited by bankruptcy, reorganization, moratorium, fraudulent conveyance and insolvency laws and by other laws affecting the rights of creditors generally and except as may be limited by the availability of equitable remedies.

                   (iii) No consent, approval, order or authorization of any third party (including any federal, state or local governmental authority) is required by or with respect to such stockholder to validly execute and deliver this Agreement and to consummate the transactions contemplated hereby.

              (b) Each of Video and the Stockholders agrees that, until this Agreement has been terminated, such stockholder will not sell, transfer, assign or otherwise dispose of any of his/its shares of IPL Common Stock, unless the proposed transferee of such shares agrees to become a signatory to this Agreement.

         4. Registration Rights Agreement. The parties hereto agree and acknowledge that as a result of the acquisition by The Equitable Life Assurance Society of the United States and Equitable Deal Flow Fund, L.P. (collectively, "Equitable") of an aggregate of 2,562,105 shares of IPL Common Stock from MTE Holdings, Inc. ("Holdings"), Equitable is entitled to exercise, and shall be afforded, all of the rights and privileges granted to Holdings under that certain Registration Rights Agreement (the "Registration Rights Agreement") among IPL, Holdings, Video, Martin Irwin, Jeffrey J. Kaplan, Adrien Macaluso, Terrence A. Elkes and Kenneth F. Gorman with respect to such shares in Holdings' place and stead. The parties hereto further agree and acknowledge that, except as set forth herein, the Registration Rights Agreement shall remain in full force and effect.

         5. Tag-Along Rights Agreement. Each of the parties hereto agree and acknowledge that, simultaneously with the closing of the transactions contemplated by the Merger Agreement, it will execute and deliver the Tag-Along Rights Agreement, substantially in the form attached hereto as Exhibit A, with such changes thereto as the parties may agree.

         6. Further Assurances. Each party hereto shall perform such further acts and execute such further documents as may be required to carry out the provisions of this Agreement.

         7. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

         8. Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof or thereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which he/it is entitled at law or in equity, and the parties waive any requirement to post any bond as a condition to seeking or obtaining equitable relief.

         9. Notices. Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing (including facsimile or similar writing) and shall be deemed to have been duly given (a) on the date of service if personally served, (b) on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid, (c) on the next day after sending, if sent by overnight service, or (d) on the date sent if sent by facsimile, to the parties at the following addresses or facsimile numbers with a copy sent by mail as aforesaid on the same date (or at such other address or facsimile number for a party as shall be specified by like notice):

                   If to IPL:

                             International Post Limited
                             545 Fifth Avenue
                             New York, New York 10017
                             Attention:  President
                             Telephone:  (212) 986-6300
                             Fax: (212) 986-1364

                   if to Video:

                             Video Services Corporation
                             240 Pegasus Avenue
                             Northvale, New Jersey 07647-1904
                             Attention: President
                             Telephone:  (201) 767-1000
                             Fax:  (201) 784-9779

                   If to any Stockholder, at his/its address set forth on the signature page hereto.

         10. Severability. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, in whole or in part, the validity of the remaining provisions shall not be affected and the remaining portion of any provision held to be invalid, illegal or unenforceable shall in no way be affected, prejudiced or disturbed thereby.

         11. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single agreement.

         12. Governing Law. This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of New York, without giving effect to the principles of conflict of laws thereof. Any legal action, suit or proceeding arising out of or relating to this Agreement may be instituted in any state or federal court located within the County of New York, State of New York, and each party hereto agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such court or that such court is an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each party hereto further irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                                       INTERNATIONAL POST LIMITED


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       VIDEO SERVICES CORPORATION


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:


                                       -----------------------------------
                                       TERRENCE A. ELKES

                                       Address:
                                               ---------------------------


                                       -----------------------------------

                                       Telephone:
                                                 -------------------------

                                       Fax:
                                           -------------------------------

                                       THE EQUITABLE LIFE ASSURANCE SOCIETY
                                       OF THE UNITED STATES


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       Address:
                                               ---------------------------


                                       -----------------------------------

                                       Telephone:
                                                 -------------------------

                                       Fax:
                                           -------------------------------

                                       EQUITABLE DEAL FLOW FUND, L.P.

                                       By: Equitable Managed Assets, L.P.,
                                            as general partner

                                       By: The Equitable Life Assurance
                                            Society of the United States,
                                             as general partner


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       Address:
                                               ---------------------------


                                       -----------------------------------

                                       Telephone:
                                                 -------------------------

                                       Fax:
                                           -------------------------------


                                       -----------------------------------
                                       LOUIS H. SIRACUSANO

                                       Address:
                                               ---------------------------


                                       -----------------------------------

                                       Telephone:
                                                 -------------------------

                                       Fax:
                                           -------------------------------


                                       -----------------------------------
                                       ARNOLD P. FEROLITO

                                       Address:
                                               ---------------------------


                                       -----------------------------------

                                       Telephone:
                                                 -------------------------

                                       Fax:
                                           -------------------------------

                                       -----------------------------------
                                       DONALD H. BUCK

                                       Address:
                                               ---------------------------


                                       -----------------------------------

                                       Telephone:
                                                 -------------------------

                                       Fax:
                                           -------------------------------

                                   SCHEDULE A
                                   ----------


                                                        NUMBER OF SHARES OF IPL
NAME                                                         COMMON STOCK
----                                                         ------------
Video Services Corporation                                       212,096
Terrence A. Elkes1                                               516,012
The Equitable Life Assurance
Society of the United States2                                  2,562,105
Equitable Deal Flow Fund, L.P.2                                2,562,105
Louis H. Siracusano3                                               3,500
Arnold P. Ferolito3                                                1,000
Donald H. Buck3                                                    1,000

--------------

         (1) Includes (i) 10,000 shares of IPL Common Stock owned by Mr.Elkes' children, as to which Mr. Elkes disclaims beneficial ownership, (ii) five-year options to purchase 30,000 shares of IPL Common Stock granted by Video and
(iii) six-year, non-qualified options to purchase 149,512 shares of IPL Common Stock granted by MTE Holdings, Inc. ("Holdings"). The Equitable Life Assurance Society of the United States and Equitable Deal Flow Fund, L.P. have foreclosed upon Holdings' IPL Common Stock and will issue the shares of IPL Common Stock to Mr. Elkes pursuant to such options granted by Holdings.

         (2) The Equitable Life Assurance Society of the United States and Equitable Deal Flow Fund, L.P. are related parties and each is deemed to beneficially own 2,562,105 shares of IPL Common Stock.

         (3) Each of Messrs. Siracusano, Ferolito and Buck is also deemed to beneficially own the 212,096 shares of IPL Common Stock owned by Video as a result of his relationship with Video.